Assets held for sale and property, plant and equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Assets held for sale and property, plant and equipment
3.	Assets held for sale and property, plant and equipment

The Company entered into an agreement for the sale of certain assets and real property used in connection with the farming operations in Ontario for total cash consideration of $1,850,000 in accordance with the terms and conditions of an asset purchase agreement (the “Agreement”) dated September 14, 2011 with a closing date scheduled for January 16, 2012. The closing of the transaction was approved by the Company’s shareholders at a special meeting on October 28, 2011. Under the terms of the Agreement, a deposit of $295,000 was paid by the buyer to the solicitors of the Company in trust for the buyer until the closing date. Subsequent to the end of the reporting period, the transaction was concluded on the scheduled closing date with the full proceeds of the sale being received by the Company in accordance with the Agreement.

The assets and real property in the Agreement constitute all of the operating assets of the Company's farming operations. These assets were reclassified as assets held for sale and are recorded at the lower of cost and net realizable value.

The remaining tangible capital assets of the Company constitute equipment and furniture at the Company's corporate head office which are recorded at their estimated net realizable value of zero.

A detailed schedule of the property, plant and equipment as at December 31, 2010 is as follows:

		Accumulated	Net Book
	Cost	Depreciation	Value

Land	$171	$-	$171
Buildings	1,220	378	842
Computer equipment and software	82	77	5
Dryers and related works	602	213	389
Furniture and fixtures	203	191	12
Machinery and equipment	3,151	2,545	606
Pavement	47	23	24
Sunshade	1,414	1,296	118
Vehicles	201	136	65
	$7,091	$4,859	$2,232
[1]

[1]	Stated in Canadian dollars except tabular amounts in thousands of Canadian dollars